SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 20, 2011

NORMAN CAY DEVELOPMENT, INC.

 (Exact name of Company as specified in its charter)

Nevada	333-167284	27-2616571
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4472 Winding Lane Stevensville, MI 49127
(Address of principal executive offices)
(269) 429-7002
(Registrant’s Telephone Number)

Copy of all Communications to:

Carrillo Huettel, LLP

3033 Fifth Avenue, Suite 400

San Diego, CA 92103

Phone: (619) 546-6100

Fax: (619) 546-6060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

      .    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      .    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      .    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      .    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01

OTHER EVENTS

On September 20, 2011, Norman Cay Development, Inc., a Nevada corporation, (the “Company”) requested and instructed their transfer agent to cancel sixty nine million (69,000,000) shares of the Company’s common stock (the “Shares”), which were previously issued and outstanding and held by the Company’s sole officer and director, Ms. Shelley Guidarelli.  The Company’s transfer agent cancelled and returned the Shares back to the treasury of the Company. Accordingly, the Shares shall now be available for issuance by the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORMAN CAY DEVELOPMENT, INC.
Date: September 29, 2011	By: /s/ Shelley Guidarelli__________
Shelley Guidarelli
Chief Executive Officer